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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported) December 30, 2009
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                        Omagine, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws
------------------------------------------------------------

     On December 29, 2009 the stockholders and the Board of Directors of the Registrant approved resolutions to amend the Certificate of Incorporation of the Corporation (the "Amendment") which Amendment was filed with the Secretary of State of Delaware on December 30, 2009 to effect a 100-for-1 reverse split of the Corporation's $0.001 par value Common Stock ("Reverse Split"). As a result of the Reverse Split, every 100 shares of the Corporation's Common Stock is combined into one share of Common Stock, and any fractional shares created by the Reverse Split will be redeemed for cash following the aggregation and sale by the Corporation's transfer agent of all shares otherwise issuable. Immediately following the Reverse Split, each issued and outstanding share of the Corporation's Common Stock, par value $0.01 per share was converted and reclassified into twenty shares of the Corporation's Common Stock, par value $0.001 per share ("Forward Split"). The Reverse Split and Forward Split affects all of the Registrant's Common Stock and stock options outstanding as of 5:00 p.m. eastern time on the December 30, 2009 filing date with the Delaware Secretary of State. The Registrant does not have any warrants outstanding as of December 30, 2009. The Reverse Split and Forward Split, which were approved by the holders of 91.2% of the issued and outstanding shares of the Registrant's Common Stock voted at the annual meeting held on December 29, 2009, will reduce the number of shares of Common Stock issued and outstanding from 53,304,518 shares to approximately 10,660,904 shares. The number of shares of Common Stock that the Corporation shall be authorized to issue will be reduced from 75,000,000 shares to 50,000,000 shares. The Amendment is filed as Exhibit 3.1 hereto.

Once the Financial Industry Regulatory Authority ("FINRA") has approved the corporate actions effectuating the Reverse Split and Forward Split, FINRA will issue a new symbol under which the Corporation's Common Stock will be traded. The Corporation anticipates receiving FINRA approval and its new stock symbol in approximately two weeks, or such other date as approved by FINRA.

Stockholders will be notified by the Corporation's transfer agent, Continental Stock Transfer & Trust Company, regarding the process for exchanging existing stock certificates.


Item 9.01 Financial Statements and Exhibits
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     (c)  Exhibits.


    EX 3.1   The Amendment to the Certificate of Incorporation
filed with the Secretary of State of Delaware on December 30, 2009 is filed as an exhibit hereto.




                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 4, 2010

                                 Omagine, Inc.
                              ---------------------------------
                                (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer